First Quarter 2024 Earnings Presentation APRIL 25, 2024 Exhibit 99.2

1 Forward-Looking Statements Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target,“ “outlook,” “project,” “guidance,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP Measures: This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

2 First Quarter 2024 Results1 1 All figures shown on an end of period basis. Growth reflects 1Q 2024 results compared to 4Q 2023 unless otherwise noted. 2 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 3 Accruing loans 30-89 days past due + accruing loans 90+ days past due. ▪ Total deposit growth of $267 million ▪ Core customer deposit growth of $557 million2 ▪ Total loan growth of $278 million ▪ Loans / deposits of 87.5% ▪ Net interest income of $258 million ▪ Net interest margin of 2.79% ▪ Noninterest income of $65 million ▪ Noninterest expense of $198 million ▪ Provision for credit losses of $24 million ▪ NCOs/avg. loans (annualized) of 0.30% ▪ Tangible book value/share of $18.78 1Q 2024 Operating Results $0.52 Diluted EPS 0.8% Total Deposit Growth 2.0% Core Customer Deposit Growth2 1.0% Total Loan Growth +10 bps Net Interest Margin Change 1.31% ACLL/Total Loans 0.17% Total Delinquencies3/ EoP Total Loans 7.08% TCE Ratio2 9.43% CET1 Ratio

# Momentum is Building Across our Company[1]

We are combining foundational strengths with targeted investments to drive transformational results

## Satisfied Customers

- Named #1 for Retail Banking Customer Satisfaction in the Upper Midwest Region by J.D. Power[2]


J.D. POWER

## Household Growth

- Net consumer checking HH growth in 1Q24
- Net business checking HH growth in 1Q24
- Consumer checking HH acquisition +26% vs. 1Q23
- Consumer checking HH attrition -9% vs. 1Q23

## Satisfied Colleagues

- Winner of the 2024 Top Workplaces USA Award and five Energage Culture Excellence Awards in Spring 2024[3]


USA TODAY
TOP WORK PLACES 2024
USA

## Balance Sheet Growth

- Total loan growth of $278 million
- Total deposit growth of $267 million
- Core customer deposit[4] growth of $557 million

[1] All updates as of or for the period ended March 31, 2024 unless otherwise noted. Growth reflects period end results for the quarter ended March 31, 2024 compared to period end results for the quarter ended December 31, 2023 unless otherwise noted.
[2] For J.D. Power 2024 award information, visit jdpower.com/awards.
[3] All awards based on July 2023 Workplace Survey results. Energage Culture Excellence Awards received in the categories of Purpose & Values, Innovation, Leadership, Work-Life Balance and Comp & Benefits.
[4] This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

3

# Advancing our Growth Strategy

We are building on our momentum through organic investments designed to further enhance our return profile

## Phase 1 Initiatives

- Expanded commercial capabilities & added RMs
- Modernized digital banking experience
- Upgraded product & service offerings
- Launched Mass Affluent strategy
- Introduced "Champion of You" brand strategy
- Added prime/super prime Auto Finance vertical

## Phase 2 Updates

### People

- Bolstered leadership across key lines of business:
  - Jayne Hladio (Private Wealth)
  - Phillip Trier (Commercial)
  - Steven Zandpour (Retail)
  - Neil Riegelman (Commercial)
- Michael Lebens expected to join as SVP, Commercial Banking Segment Leader in MN on 5/13
- Trained 13 designated Mass Affluent bankers in April, bringing total to 46
- Progressing on our plan to hire 26+ add'l Commercial RMs

### Products, Process & Technology

- Launched automated direct deposit switching in 4Q
- Launched Early Pay in 1Q
- Launched new branch deposit account opening platform in 1Q
- Unveiled new social media campaign in 1Q
- Launched new marketing tactics in 1Q to drive consumer & small business acquisition

## FY 2024 Outlook Highlights[1]

| 4% to 6% | 3% to 5% | 2% to 4% |
|---|---|---|
| Loan Growth | Core Customer Deposit[2] Growth | Net Interest Income Growth |

[1] Projections are on an end of period basis as of and for the year ended 12/31/2024 as compared to 2023 results as of 12/31/2023 unless otherwise noted.
[2] This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

4

5 Average Quarterly Deposits Quarterly Deposit & Funding Trends We grew core customer deposits1 once again in 1Q 2024 while decreasing our reliance on wholesale funding ($ in billions) EoP Funding Change (12/31/2023 to 3/31/2024) ($ in millions) $1.1 $1.5 $1.6 $1.6 $1.7 $0.8 $3.0 $3.4 $3.5 $4.3 $1.6 $2.0 $2.5 $2.8 $2.9 $7.5 $6.7 $6.3 $6.1 $6.1 $4.7 $4.7 $4.8 $4.9 $4.9 $6.8 $6.7 $7.0 $7.2 $7.5 $7.3 $6.7 $6.3 $6.2 $5.9 $29.9 $31.3 $32.0 $32.2 $33.3 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Customer CDs Savings Money Market Network Transaction Deposits Noninterest-Bearing Demand Interest-Bearing Demand Brokered CDs 1 This is a non-GAAP financial measure. See appendix for a reconciliation of end of period core customer deposits to total deposits. $(81) $66 $134 $149 $289 Noninterest-Bearing Demand Interest-Bearing Demand Savings $(607) $(516) $227 $434 Network Transaction Deposits Other Wholesale Funding Brokered CDs FHLB Advances Core Customer Deposits1 +$557mm (+2%) Wholesale Funding Sources $(463mm) (-5%) Total Deposits +$267mm (+1%) Money Market Customer CDs

6 Period end loans grew by $278 million vs. the prior quarter, led by growth in Auto and C&I Quarterly Loan Trends Commercial & Business Lending Commercial Real Estate Consumer Lending $2.4 $2.5 $2.8 $3.0 $3.3 $8.6 $8.7 $8.8 $8.7 $7.9 $7.3 $7.3 $7.3 $7.4 $7.4 $10.6 $10.9 $11.0 $10.8 $10.8 $28.8 $29.4 $29.9 $30.0 $29.4 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 ($ in billions) Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer Average Quarterly Loans ($ in millions) $(89) $(28) $3 $16 $34 $127 $215 Residential Mortgage Commercial & Industrial Auto Finance EoP Loan Change (12/31/2023 to 3/31/2024) CRE Investor CRE-Owner Occupied CRE Construction Home Equity & Other Consumer $969M mortgage loan sale settled 12/21/2023

7 Average Yields (%) Average Yield Trends 6.66 7.04 7.29 7.42 7.56 6.39 6.77 7.04 7.11 7.22 4.48 4.78 5.07 5.42 5.52 3.30 3.31 3.39 3.50 3.48 2.88 3.05 3.16 3.43 3.55 1.97 2.64 2.98 3.18 3.32 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 We continue to benefit from rising asset yields, while total interest-bearing liability costs were flat vs. 4Q Residential Mortgage Loans Com’l & Business Lending Loans Commercial Real Estate Loans Total Interest-Bearing DepositsAuto Finance Loans Asset & Liability Yield / Rate Trends (%) Rate on Total Interest- Bearing Liabilities Yield on Total Earning Assets 4.94 5.18 5.36 5.51 5.64 2.48 3.06 3.36 3.55 3.55 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Investments and Other

8 Net Interest Income & Net Interest Margin Trends Net interest income grew by $4 million while net interest margin grew by 10 bps vs. the prior quarter $274 $258 $254 $253 $258 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2.71% 2.80% 3.07% 2.69% 2.79% ($ in millions) Quarterly Net Interest Income Quarterly Net Interest Margin

# Improving our Return Profile Over Time[1]

Our efforts to remix the balance sheet & drive toward our 3.00%+ medium-term NIM target are on track

## Strategy

### Assets

Growing diversified asset classes to decrease reliance on legacy low-yielding, low-relationship asset classes

### Liabilities

Attracting and deepening customer relationships to decrease reliance on wholesale and network funding sources



Relationship Commercial
Auto Finance
Low-Relationship Mortgage
Low-Relationship Commercial
Core Customer Deposits[2]
Wholesale Funding Sources

## Progress Since 2021

**Assets**

- Expanded Commercial RM base across footprint
- $2.5B in prime/super prime Auto balances
- Exited TPO mortgage business in 1Q23
- Sold $969M in mortgage loans & pivoted to "originate to sell" model in 4Q23

**Liabilities**

- Shifted to balanced RM scorecard to deepen Commercial relationships
- Modernized digital banking experience
- Upgraded product & service offerings
- Mass Affluent strategy launched 4Q22
- Repaid $849M of FHLB Advances in 4Q23

## 1Q24 Results

(end of period growth vs. 4Q23, $ in millions)



Auto
$215
C&I
$127
Mortgage
$3



Core Customer Deposits[2]
$557
Total Deposits
$267
$(463)
Wholesale Funding

[1] All updates as of or for the period ended March 31, 2024 unless otherwise noted.
[2] This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

9

10 Cash & Investment Securities Portfolio We continue to target investments to total assets of 18% to 20% in 2024 19% 19% 18% 19% 19% 2% 2% 2% 2% 2% 21% 20% 20% 21% 21% 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Securities EoP Securities + Cash / Total Assets Cash $3.4 $3.5 $3.5 $3.6 $3.7 $4.0 $3.9 $3.9 $3.9 $3.8 $0.4 $0.3 $0.3 $0.3 $0.2 $7.7 $7.7 $7.7 $7.7 $7.8 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Held to MaturityAvailable for Sale ($ in billions) EoP Securities Book Composition Other Securities CET1 Including AOCI1 (%) CET1 Ratio Incl. AOCICET1 Ratio 9.45 9.48 9.55 9.39 9.43 8.74 8.60 8.53 8.87 8.79 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

11 $48 $49 $50 $47 $50 $4 $8 $7 $2 $3 $5 $5 $5 $9 $4 $5 $4 $5 $(131) $12 $8 $62 $66 $67 $(131) $70 $65 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Adjusted 1Q 2024 Noninterest Income Trends ($ in millions) Our 1Q 2024 noninterest income was up 5% vs. the same period a year ago 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 2 Other noninterest income is primarily comprised of bank and corporate owned life insurance, asset gains (losses), net and investment securities gains (losses), net. Quarterly Noninterest Income Trends Fee-Based Revenue1 Capital Markets, net Mortgage Banking, net Other2 4Q 2023 GAAP noninterest income impacted by balance sheet repositioning with a $136M loss on a mortgage portfolio sale and a $65M net loss on a sale of investments (both pre-tax) 1 4Q 2023 GAAP

12 $116 $114 $117 $121 $119 $24 $24 $26 $28 $26 $47 $52 $53 $60 $44 $31 $8 $187 $191 $196 $239 $198 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Efficiency Ratio (%)Noninterest Expense Trends Noninterest Expense Trends 1 Other expenses are primarily comprised of occupancy, business development & advertising, equipment, legal & professional, and FDIC assessment costs. 2 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. ($ in millions) Our 1Q 2024 noninterest expense included $8 million in FDIC special assessment expense Adjusted Efficiency Ratio2 Federal Reserve Efficiency Ratio 56.1 58.5 60.1 61.0 54.6 57.0 58.5 64.1 57.2 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Personnel Expense Other1 Technology Expense FDIC Special Assessment 132.0 Noninterest Expense / Average Assets (%) 1.92 1.89 1.90 2.30 1.95 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024

13 1Q 2024 Capital Ratios (%) 7.08 9.43 10.02 12.08 TCE Ratio Common Equity Tier 1 Capital Tier 1 Capital Total Capital 1 Tangible common equity / tangible assets. This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. Our capital ratios remained well within our target ranges during 1Q 2024 Capital Profile 1 2024 Capital Target Ranges (%) $18.42 $18.41 $18.46 $18.77 $18.78 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Tangible Book Value / Share 7.08 1Q 2024 TCE Ratio 2024 Target Range 9.43 1Q 2024 CET1 Ratio 2024 Target Range 7.75 10.00 6.75 9.00 1

14 ACLL / Total Loans (%)ACLL1 Update ▪ ACLL increased $2 million from the prior quarter to $388 million, driven primarily by nominal credit movement coupled with general macroeconomic trends ▪ CECL forward-looking assumptions based on Moody’s February 2024 Baseline forecast 1 Includes funded and unfunded reserve for loans, excludes reserve for HTM securities. ($ in thousands) Our ACLL percentage decreased by 1 basis point vs. the prior quarter to 1.31% Allowance for Credit Losses on Loans (ACLL) Update 1.25 1.26 1.26 1.32 1.31 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Loan Category ACLL ACLL / Loans ACLL ACLL / Loans ACLL ACLL / Loans C&BL 147,533$ 1.35% 152,341$ 1.41% 157,933$ 1.44% CRE - Investor 55,678 1.09% 68,338 1.33% 72,512 1.44% CRE - Construction 71,098 3.31% 70,578 3.11% 64,225 2.81% Residential Mortgage 39,096 0.45% 37,808 0.48% 35,915 0.46% Other Consumer 52,803 2.16% 56,805 1.80% 57,198 1.71% Total 366,208$ 1.25% 385,870$ 1.32% 387,782$ 1.31% 3/31/2023 12/31/2023 3/31/2024

15 Net Charge Offs and Provision Total Delinquent Loans Credit Quality Trends $2 $2 $2 $22 $2$29 $40 $47 $62 $48 $31 $42 $50 $84 $51 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 1Q 2024 credit quality remained solid with a modest uptick in NCOs balanced by decreasing delinquencies ($ in millions) Accruing Loans 30-89 Days PD $3 $11 $18 $16 $22 $18 $22 $22 $21 $24 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Total Net Charge Offs Provision for Credit Losses on Loans Accruing Loans 90+ Days PD Total Criticized Loans $118 $131 $169 $149 $178 $260 $345 $387 $454 $484 $370 $248 $286 $217 $155 $748 $724 $842 $820 $818 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 ($ in millions) ($ in millions) Nonaccrual Loans $68 $73 $79 $86 $85 $25 $22 $11 $0 $19 $24 $36 $79 $63 $74 $118 $131 $169 $149 $178 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 ($ in millions) CREConsumer Commercial & Business Lending Substandard AccruingSpecial Mention Nonaccrual Loans

# High-Quality Commercial Real Estate Portfolio[1]

ASB has built a diversified CRE portfolio by partnering with well-known developers in stable Midwest markets



Total Loans by Segment
Consumer 38%
Com'l & Business Lending 37%
CRE 25%



CRE by Geography
Illinois 15%
Minnesota 9%
Other Midwest[2] 21%
Wisconsin 20%
Texas 8%
Other 26%



CRE by Property Type
Multi-Family 38%
Retail 9%
Office 14%
Industrial 25%
Other 15%

## CRE Credit Quality

| | 1Q 23 | 2Q 23 | 3Q 23 | 4Q 23 | 1Q 24 |
|---|---|---|---|---|---|
| Portfolio LTV | 60% | 60% | 59% | 58% | 59% |
| Delinquencies/Loans | 0.00% | 0.00% | 0.14% | 0.25% | 0.28% |
| NALs/Loans | 0.35% | 0.30% | 0.15% | 0.00% | 0.26% |
| ACLL/Loans | 1.75% | 1.88% | 1.90% | 1.88% | 1.87% |
| NCOs/Avg. Loans[3] | 0.00% | (0.12%) | (0.02%) | (0.01%) | 0.00% |

## CRE Loan Portfolio Granularity

| | % of Total Loans |
|---|---|
| Largest Single CRE Borrower | 0.16% |
| Top 10 Largest CRE Borrowers | 1.38% |
| Largest CRE Property Type (Multi-Fam) | 9.43% |
| CRE Office Loans | 3.45% |

## CRE Office Highlights

| | |
|---|---|
| WAvg. Debt Service Coverage Ratio[4] | 1.19x |
| 2024 Remaining Maturities | $306 million |
| Central Business District vs. Suburban | ~79% Suburban |
| Property Class Mix | ~57% Class A[5] |

[1] All updates as of or for the period ended March 31, 2024 unless otherwise noted.
[2] Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa.
[3] Calculated on an annualized basis. Negative values indicate a net recovery.
[4] Calculated based on the 10-year Treasury rate plus 300 basis points/25-year amortization.
[5] Class A determined by third-party vendor partner mapping of portfolio.

16

17 1 Adjusted 2023 figures have been provided for noninterest income and noninterest expense to exclude the impact of one time items incurred as a result of a balance sheet repositioning that the Corporation announced in the fourth quarter of 2023 and the FDIC special assessment finalized during the fourth quarter of 2023. These figures are non-GAAP financial measures. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 2 Projections are on an end of period basis as of and for the year ended 12/31/2024 as compared to adjusted 2023 results as of 12/31/2023 unless otherwise noted. 3 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 4 2024 noninterest expense guidance excludes the impact of the $31 million FDIC special assessment finalized during the fourth quarter of 2023 and the $8 million FDIC special assessment finalized during the first quarter of 2024. FY 2024 Outlook GAAP FY 2023 Result Adjusted FY 2023 Result1 FY 2024 Guidance2 EoP Total Loans $29.2B (+1.4% vs. 2022) $29.2B (+1.4% vs. 2022) 4% to 6% Growth EoP Total Deposits $33.4B (+12.9% vs. 2022) Core Customer Deposits3 $27.4B (-2.4% vs. 2022) 3% to 5% Growth (Core Customer Deposits) Net Interest Income $1.040B (+8.6% vs. 2022) $1.040B (+8.6% vs. 2022) 2% to 4% Growth Noninterest Income $63M (-77.6% vs. 2022) $264M (-6.4% vs. 2022) 0% to 2% Decrease Noninterest Expense $814M (+8.9% vs. 2022) $783M (+4.8% vs. 2022) 2% to 3% Growth4 Effective Tax Rate 11.2% N/A 19% to 21%

Appendix

19 Stable, Granular Deposit Portfolio Uninsured, uncollateralized deposits were only 23% of total deposits as of 3/31/2024 1 Liquidity coverage based on current levels of readily available (within one business day) funding. See slide 20 for additional details. 26% 22% 23% 23% 23% 74% 78% 77% 77% 77% $30.4 $32.1 $32.1 $33.5 $33.7 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 EoP Total Deposit Trends (Associated Bank, N.A.) ($ in billions) Total of Insured and Collateralized Deposits Total of Uninsured and Uncollateralized Deposits 23% Percentage of total deposits that were uninsured and uncollateralized as of 3/31/2024 115% Readily available liquidity coverage1 for uninsured and uncollateralized deposits as of 3/31/2024 156% Total liquidity coverage for uninsured and uncollateralized deposits as of 3/31/2024

20 Liquidity Sources As of 3/31/2024, ASB’s total liquidity sources covered 156% of uninsured, uncollateralized deposits Liquidity Sources 12/31/2023 3/31/2024 Federal Reserve Balance $421.8 $419.6 Available FHLB Chicago Capacity $5,985.4 $7,035.8 Available Fed Discount Window Capacity $1,433.7 $1,439.0 Available Bank Term Funding Program Capacity $522.5 $0 Funding Available Within One Business Day1 $8,363.4 $8,894.3 Available Fed Funds Lines $1,550.0 $1,670.0 Available Brokered Deposit Capacity2 $138.5 $446.5 Unsecured Debt Capacity3 $1,000.0 $1,000.0 Total Liquidity $11,051.9 $12,010.8 ($ in millions) 115% of uninsured, uncollateralized deposits 156% of uninsured, uncollateralized deposits 1 Estimated based on normal course of operations with the indicated institution. 2 Availability based on internal policy limitations. The Corporation includes outstanding deposits that have received a primary purpose exemption in the brokered deposit classification as they have similar funding characteristics and risk as brokered deposits. 3 Availability based on internal policy limitations.

21 $2.4 $2.7 $2.9 $3.2 $3.3 $8.6 $8.7 $8.8 $7.9 $7.9 $7.2 $7.3 $7.3 $7.4 $7.3 $10.9 $11.1 $11.2 $10.8 $11.0 $29.2 $29.8 $30.2 $29.2 $29.5 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Additional Loan Trends ($ in billions) Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer ($ in millions) Commercial & Business Lending Commercial Real Estate Consumer Lending Average Loan Change (4Q 2023 to 1Q 2024)EoP Quarterly Loan Trends $(794) $(115) $(39) $(12) $35 $107 $235 Commercial & Industrial Auto Finance CRE Investor CRE-Owner Occupied CRE Construction Home Equity & Other Consumer Residential Mortgage

22 Total Loans Outstanding Balances as of March 31, 2024 ($ in millions) 1 All values as of period end. 2 North American Industry Classification System. 3/31/2024 1 % of Total Loans 3/31/2024 1 % of Total Loans C&BL (by NAICS 2 ) CRE (by property type) Utilities 2,584$ 8.8% Multi-Family 2,780$ 9.4% Manufacturing & Wholesale Trade 2,270 7.7% Industrial 1,807 6.1% Real Estate (includes REITs) 1,768 6.0% Office 1,018 3.5% Finance & Insurance 639 2.2% Retail 630 2.1% Mortgage Warehouse 635 2.2% Single Family Construction 253 0.9% Retail Trade 458 1.6% Warehouse 203 0.7% Health Care and Social Assistance 400 1.4% Hotel/Motel 194 0.7% Rental and Leasing Services 392 1.3% Medical 164 0.6% Transportation and Warehousing 365 1.2% Land 115 0.4% Construction 353 1.2% Self Storage 29 0.1% Professional, Scientific, and Tech. Serv. 320 1.1% Other 129 0.4% Waste Management 228 0.8% Total CRE 7,322$ 24.8% Accommodation and Food Services 94 0.3% Information 79 0.3% Consumer Arts, Entertainment, and Recreation 66 0.2% Residential Mortgage 7,868$ 26.7% Management of Companies & Enterprises 64 0.2% Auto Finance 2,471 8.4% Public Administration 16 0.1% Home Equity 620 2.1% Educational Services 15 0.1% Credit Cards 134 0.5% Mining 7 0.0% Student Loans 56 0.2% Agriculture, Forestry, Fishing and Hunting 0 0.0% Other Consumer 68 0.2% Other 201 0.7% Total Consumer 11,218$ 38.0% Total C&BL 10,954$ 37.1% Total Loans 29,494$ 100.0%

23 Multi-Family 38% Retail 9% Office 14% Industrial 25% 1-4 Family Construction 3% Warehouse 3% Hotel / Motel 3% Other 6% Wisconsin 28% Illinois 21% Minnesota 10% Other Midwest 13% Texas 5% Other 24% Manufacturing & Wholesale Trade 21% Real Estate 16% Power & Utilities 24% Mortgage Warehouse 6%Finance & Insurance 6% 1 Excludes Other Consumer portfolio. 2 Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. Wind 29% Natural Gas 32% Solar 21% Transmission, Control & Distribution 5% Geothermal 2% Hydroelectric 2% Other 9% Wisconsin 23% Illinois 15% Minnesota 7% Texas 6% Other Midwest 10% Other 40% Wisconsin 20% Illinois 15% Minnesota 9% Other Midwest2 21% Texas 8% Other 26% 2 2 Loan Stratification Outstanding Balances as of March 31, 2024 C&BL by Geography $11.0 billion Power & Utilities Lending $2.6 billion C&BL by Industry $11.0 billion Total Loans1 CRE by Geography $7.3 billion CRE by Property Type $7.3 billion

# Reconciliation & Definitions of Non-GAAP Items

| End of Period Core Customer Deposits Reconciliation ($ in millions) | 1Q 2023 | 2Q 2023 | 3Q 2023 | 4Q 2023 | 1Q 2024 |
|---|---|---|---|---|---|
| Total deposits | $30,332 | $32,014 | $32,123 | $33,446 | $33,713 |
| Brokered CDs | (1,186) | (3,818) | (3,351) | (4,447) | (3,931) |
| Network transaction deposits | (1,273) | (1,601) | (1,649) | (1,566) | (1,793) |
| Core customer deposits | $27,873 | $26,595 | $27,123 | $27,432 | $27,989 |

| Tangible Common Equity and Tangible Assets Reconciliation[1] ($ in millions) | 1Q 2023 | 2Q 2023 | 3Q 2023 | 4Q 2023 | 1Q 2024 |
|---|---|---|---|---|---|
| Common equity | $3,932 | $3,929 | $3,934 | $3,980 | $3,975 |
| Goodwill and other intangible assets, net | (1,152) | (1,150) | (1,148) | (1,145) | (1,143) |
| Tangible common equity | $2,779 | $2,779 | $2,786 | $2,834 | $2,831 |
| | | | | | |
| Total assets | $40,703 | $41,219 | $41,637 | $41,016 | $41,137 |
| Goodwill and other intangible assets, net | (1,152) | (1,150) | (1,148) | (1,145) | (1,143) |
| Tangible assets | $39,550 | $40,070 | $40,490 | $39,870 | $39,994 |

| Common Equity Tier 1 Capital Ratio Reconciliation | 1Q 2023 | 2Q 2023 | 3Q 2023 | 4Q 2023 | 1Q 2024 |
|---|---|---|---|---|---|
| Common equity Tier 1 capital ratio | 9.45% | 9.48% | 9.55% | 9.39% | 9.43% |
| Accumulated other comprehensive loss adjustment | (0.72)% | (0.88)% | (1.01)% | (0.52)% | (0.64)% |
| Common equity Tier 1 capital ratio including accumulated other comprehensive loss | 8.74% | 8.60% | 8.53% | 8.87% | 8.79% |

| Selected Trend Information[2] ($ in millions) | 1Q 2023 | 2Q 2023 | 3Q 2023 | 4Q 2023 | 1Q 2024 |
|---|---|---|---|---|---|
| Wealth management fees | $20 | $20 | $21 | $21 | $22 |
| Service charges and deposit account fees | 13 | 12 | 13 | 11 | 12 |
| Card-based fees | 11 | 11 | 12 | 12 | 11 |
| Other fee-based revenue | 4 | 4 | 5 | 4 | 4 |
| Fee-based revenue | 48 | 49 | 50 | 47 | 50 |
| Other[3] | 14 | 17 | 17 | (178) | 15 |
| Total noninterest income | $62 | $66 | $67 | $(131) | $65 |

[1] The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength.

[2] These financial measures have been included as they provide meaningful supplemental information to assess trends in the Corporation's results of operations.

[3] Other noninterest income is primarily comprised of capital markets, net, mortgage banking, net, bank and corporate owned life insurance, asset gains (losses), net and investment securities gains (losses), net. 4Q 2023 other noninterest income includes the loss on mortgage portfolio sale and net loss on sale of investments that are classified as one time items and are the result of a balance sheet repositioning that the Corporation announced in the fourth quarter of 2023.

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# Reconciliation & Definitions of Non-GAAP Items

| Efficiency Ratio Reconciliation[1] | 1Q 2023 | 2Q 2023 | 3Q 2023 | 4Q 2023 | 1Q 2024 |
|---|---|---|---|---|---|
| Federal Reserve efficiency ratio | 56.07% | 58.49% | 60.06% | 132.01% | 61.03% |
| Fully tax-equivalent adjustment | (0.79)% | (0.85)% | (0.89)% | (3.29)% | (0.71)% |
| Other intangible amortization | (0.66)% | (0.68)% | (0.69)% | (1.21)% | (0.69)% |
| Fully tax-equivalent efficiency ratio | 54.64% | 56.96% | 58.50% | 127.54% | 59.63% |
| FDIC special assessment | | | | (9.50)% | (2.38)% |
| Announced initiatives | | | | (53.92)% | |
| Adjusted efficiency ratio | 54.64% | 56.96% | 58.50% | 64.12% | 57.25% |

| One Time Item Noninterest Income Reconciliation ($ in millions) | YTD Dec 2023 | 4Q 2023 |
|---|---|---|
| GAAP noninterest income | $63 | $(131) |
| Loss on mortgage portfolio sale[2] | 136 | 136 |
| Net loss on sale of investments[2] | 65 | 65 |
| Noninterest income, excluding one time items | $264 | $70 |

| One Time Item Noninterest Expense Reconciliation ($ in millions) | YTD Dec 2023 | 4Q 2023 | 1Q 2024 |
|---|---|---|---|
| GAAP noninterest expense | $814 | $239 | $198 |
| FDIC special assessment | (31) | (31) | (8) |
| Noninterest expense, excluding one time items | $783 | $209 | $190 |

[1] The efficiency ratio as defined by the Federal Reserve guidance is noninterest expense (which includes the provision for unfunded commitments) divided by the sum of net interest income plus noninterest income, excluding investment securities gains (losses), net. The fully tax-equivalent efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains (losses), net. The adjusted efficiency ratio is noninterest expense (which includes the provision for unfunded commitments), excluding other intangible amortization, FDIC special assessment costs, and announced initiatives, divided by the sum of fully tax-equivalent net interest income plus noninterest income, excluding investment securities gains (losses), net and announced initiatives. Management believes the adjusted efficiency ratio is a meaningful measure as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and provides a better measure as to how the Corporation is managing its expenses by adjusting for one time costs like the FDIC special assessment and announced initiatives.

[2] The mortgage portfolio sale and investments sold that are classified as one time items are the result of a balance sheet repositioning that the Corporation announced in the fourth quarter of 2023.

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